Exhibit 10.9

WHEN RECORDED RETURN TO:
Cole Schotz P.C.
25 Main Street
Hackensack, New Jersey 07601
Attention:  Roger M. Iorio, Esq.

STATE OF COLORADO                   }
}           ss.
COUNTY OF WELD                         }

FIRST AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT,
ASSIGNMENT OF PRODUCTION, FINANCING STATEMENT
AND FIXTURE FILING

THIS FIRST AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION, FINANCING STATEMENT AND FIXTURE FILING (the “Amendment”) is made as of this 12th day of May, 2016 by Red Hawk Petroleum, LLC, a Nevada limited liability company (“Grantor”) and BAM Administrative Services LLC, in its capacity as agent for the Investors under the Purchase Agreement (as defined below) (in such capacities, and together with its successors, transferees and assigns, the “Beneficiary”).

WITNESSETH:

WHEREAS, Grantor and Beneficiary entered into that certain Deed of Trust, Security Agreement, Assignment of Production, Financing Statement and Fixture Filing dated March 7, 2014 that was filed on March 13, 2014 with the Clerk and Recorded of Weld County, Colorado as document #4001635 (the “Original Security Agreement”);

WHEREAS, the Original Security Agreement encumbers the real property described on Exhibit A; and

WHEREAS, the undersigned desire to amend the Original Security Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Original Security Agreement, the undersigned, intending to be legally bound, agree as follows:

1. Amendment to Recitals.  The first Recital of the Original Security Agreement is hereby deleted in its entirety and replaced with the following:

“PEDEVCO Corp., a Texas corporation (the “Company”) is party to that certain Amended and Restated Note Purchase Agreement dated May 12, 2016 (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Purchase Agreement”) by and between the Company, the investors party thereto (collectively, the “Investors” and each, individually, an “Investor”) and Secured Party, as agent for the Investors, pursuant to which the Investors agreed to extend loans to the Company in the original principal amount of up to $85,000,000 (the ”Loans”), repayment of which is evidenced by certain Amended and Restated Secured Promissory Notes or Senior Secured Promissory Notes, each dated May 12, 2016, issued to each Investor (the “Notes”).  Capitalized terms used by not otherwise defined herein shall have the meanings given to them in the Purchase Agreement, unless this Deed of Trust specifies another document in which a capitalized term is defined.”

2. Amendment to Exhibit A.  From and after the date hereof, Exhibit A of the Original Security Agreement is hereby deleted and replaced with the  Exhibit A attached hereto and made a part hereof.

3. Integration of Amendment and Original Security Agreement.  From and after the effective date of this Amendment, the Original Security Agreement and this Amendment shall be read as one Security Agreement.  Except as set forth in this Amendment, all other terms and conditions of the Original Security Agreement are not being modified or amended, and shall remain in full force and effect.

4. Duplicate Originals; Counterparts.  This Amendment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original.  This Amendment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Amendment.

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IN WITNESS WHEREOF, the undersigned has executed this First Amendment to Deed of Trust, Security Agreement, Assignment of Production, Financing Statement and Fixture Filing as of the day and year first above written.

GRANTOR: Red Hawk Petroleum, LLC By: __________________________ Name: Title:	BENEFICIARY: BAM Administrative Services LLC, as Agent By: __________________________ Name: Title:

STATE OF NEW YORK                                                      §
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COUNTY OF NEW YORK                                                  §

This instrument was acknowledged before me this ___ day of May, 2016, by ________________, the Authorized Signatory of BAM Administrative Services LLC, on behalf of said limited liability company.

In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:

__________________________________________
Notary Public

My Commission Expires:

STATE OF                                                      §
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COUNTY OF                                                  §

This instrument was acknowledged before me this ____ day of May, 2016, by _____________, the ___________ of Red Hawk Petroleum, LLC behalf of such company.

In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:

__________________________________________
Notary Public

Exhibit A

Description of Real Property